UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 8, 2007

                                 SUPERVALU INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                   1-5418                 41-0617000
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  (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)


               11840 Valley View Road
              Eden Prairie, Minnesota                 55344
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     (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (952) 828-4000
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.05  Costs Associated with Exit or Disposal Activities.

     On February 8, 2007, the Board of Directors of SUPERVALU INC. (the "Company") approved a plan to exit and consolidate the Company's warehouse facilities in Easton, Pennsylvania, Harrisburg, Pennsylvania, and Perryman, Maryland into the Company's warehouse facility in Denver, Pennsylvania, which is also known as its Lancaster facility. The plan was publicly announced by the Company in its news release dated February 14, 2007, a copy of which is attached as Exhibit 99.1 to this report.

     The Company's preliminary estimate of the after-tax charge to be incurred in connection with the consolidation of the warehouses is approximately $30 to $35 million, which includes approximately $23 to $26 million for lease exit costs. In addition, the charge includes severance and other employee related costs. The Company expects to recognize after-tax charge of approximately $5 million in fiscal 2007, approximately $21 to $24 million in fiscal 2008, and approximately $4 to $6 million thereafter. The charge is primarily cash.

     The Company expects the plan will take approximately three years to complete. During this time, customers will be serviced from existing facilities while the Lancaster facility is modified, which will include system standardization and technology installation and testing.


Item 9.01  Financial Statements and Exhibits.

       (c) Exhibits.

           News Release of SUPERVALU INC., dated February 14, 2007, is attached hereto as Exhibit 99.1.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SUPERVALU INC.
                                              -------------------------------
                                              (Registrant)

Date: February 14, 2007


                                          By: /s/ Burt M. Fealing
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                                              Burt M. Fealing
                                              Corporate Secretary
                                              (Authorized Officer of Registrant)


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                                  EXHIBIT INDEX


Exhibit        Description of Exhibit
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   99.1        News Release of SUPERVALU INC., dated February 14, 2007